NORTHSTAR VARIABLE TRUST

                             NORTHSTAR GROWTH FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                        NORTHSTAR MULTI-SECTOR BOND FUND
                         NORTHSTAR HIGH YIELD BOND FUND


                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 1996

NORTHSTAR FUNDS
ANNUAL REPORT,
December 31, 1996
Dear Shareholders:

We are pleased to provide you with the annual report of the Northstar Funds for the year ended December 31, 1996. We are gratified with your decision to entrust your assets to the Northstar Funds and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with consistent, superior investment results through fundamental research, analysis, and traditional investment disciplines. Following this letter is a summary of the results of each Fund by their respective portfolio manager. We hope you will find it informative.

During the past twelve months the U.S. financial markets have been strongly supported by moderate growth in the economy, higher corporate profits, and subdued inflation. Concerns that a slowdown late in 1995 would turn into a recession in 1996 were dispelled as spending for housing and autos remained strong bolstered by favorable interest rates, mortgage refinancing, increased consumer borrowing, and tax refunds. The stock market began to reflect this in February, rising sharply and broadening out to include small capitalization stocks, not just the short list of blue chips that dominated late 1995 and early 1996. Likewise, the high yield bond market benefited from narrowing yield spreads over U.S. Treasuries and rising confidence resulting in excellent relative performance. A mid-year correction occurred, brought on by strong second quarter growth igniting fears of inflation and profit margin pressure. It proved short lived as the third quarter returned to a slower growth path with subdued inflation. Also, the national election results preserved the political balance reassuring the financial markets that neither extreme tax cuts nor spending increases would derail progress towards balancing the budget.

Now in January, the Dow and S&P 500 are at record highs and long term government bond yields have backed up slightly to 6.8%. Recent economic indicators have been stronger than expected and initial December quarter earnings reports have been good. The strength in equities since mid-year was again centered on large-cap blue chips. Looking into 1997 the investment environment continues to be favorable. There do not appear to be the type of excesses present which would necessitate either a recession or an overheated inflationary condition. The political situation suggests further progress on the federal deficit, restrained spending, and possibly some tax cuts. Personal incomes are rising and consumer sentiment is favorable. U.S.
trading partners are expected to see faster growth in 1997. Monetary policy is neutral and could be eased if necessary.

In closing, we reiterate once again that attempts to "time" the market often prove counterproductive. Investors are strongly urged to focus on the long term. Consistent disciplined investing is the proven method of achieving attractive returns and meeting your financial objectives. We continue to support this philosophy and look forward to serving your investment needs in the future.

Sincerely,



Mark L. Lipson
President
January 1997

                              NORTHSTAR GROWTH FUND


              GROWTH OF $10,000 INVESTED IN NORTHSTAR GROWTH FUND
               FROM INCEPTION THROUGH THE FUND'S FISCAL YEAR END.

The graph below illustrates the hypothetical investment of $10,000 in the Northstar Growth Fund from May 6, 1994 (inception of the Fund) through December 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500 Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.


                             Northstar Growth Fund

GROWTH

                                         S&P 500         GROWTH

                                          10,000          10,000
                              05/31/94    10,124          10,200
                              06/30/94     9,928           9,989
                              07/31/94    10,241          10,301
                              08/31/94    10,626          10,662
                              09/30/94    10,413          10,590
                              10/31/94    10,631          10,671
                              11/30/94    10,211          10,398
                              12/31/94    10,412          10,347
                              01/31/95    10,665          10,223
                              02/28/95    11,049          10,429
                              03/31/95    11,422          10,689
                              04/30/95    11,742          11,062
                              05/31/95    12,168          11,581
                              06/30/95    12,509          12,117
                              07/31/95    12,907          12,408
                              08/31/95    12,903          12,606
                              09/30/95    13,500          12,875
                              10/31/95    13,433          12,582
                              11/30/95    13,984          12,937
                              12/31/95    14,310          12,911
                              01/31/96    14,777          12,833
                              02/28/96    14,880          13,223
                              03/31/96    15,078          13,825
                              04/30/96    15,280          15,528
                              05/31/96    15,629          16,705
                              06/30/96    15,753          15,761
                              07/31/96    15,032          14,459
                              08/31/96    15,315          15,031
                              09/30/96    16,236          16,139
                              10/31/96    16,660          15,588
                              11/30/96    17,882          15,869
                              12/31/96    17,587          15,879




                           Average Annual Total Return
                           1-Year               15.99%
                           Since Inception      17.56%


PROXY RESULTS (UNAUDITED)

            During the year ended December 31, 1996, Growth Fund shareholders voted on the following proposal. The proposal was approved at approved at a special meeting of shareholders on January 30, 1996.

                                            Shares       Shares
                                           Voted For  Voted Against  Abstentions
--------------------------------------------------------------------------------
To approve the Sub-Advisory agreement
between Northstar Investment Management
Corp., adviser to the Fund, and
Navellier Fund Management, Inc.             277,193       6,872         45,913

                             NORTHSTAR GROWTH FUND



THE MARKETS
o During 1996 the S&P 500 rose 22.94%, Russell 2000 gained 16.54% and the Dow Industrials was up 28.89%.

o The small cap sector led the way in the first two quarters of 1996. Wall Street responded very positively to the earnings estimates and reports posted by the small to mid cap stocks until the end of June. Analysts were quite pleased with the economic environment until July, when inflation fears led to a spike in interest rates. This prompted a rapid selloff in most NASDAQ stocks. Technology and healthcare sectors, normally the darlings of the small caps were punished and the more common sectors like financial and energy stocks held their own. Most of the NASDAQ Composite never recovered from this selloff. The strong returns posted by the indexes for the year were driven by a relatively small number of large cap stocks. According to a Bloomberg report, if you removed the top 100 stocks from the NASDAQ Composite (5,500 issues), it would have actually declined 2% on the year. Under these conditions,
      the strength of the market was seen to be  very   narrow.   We  are
      optimistic   that  the  market  will  start  to  reward   strong
      earnings   and  begin  to  rotate  back  into  growth   stocks  in 1997.

THE FUNDS
o From 12/31/95 to 12/31/96, the total return for the Fund was 22.99% compared to 17.50% for the Lipper Growth Fund Index and 22.71%
      for the  NASDAQ Composite.

o     The  Fund's  performance  for  the  year  was  led  by  stocks  like
      Iomega,   PairGain   Technologies,   Global  Marine,   Herman  Miller,
      Inc.  and  Chesapeake Energy.

CURRENT STRATEGY
o We expect a strong "January Effect" to help boost our stocks as fourth quarter earnings are released. It is likely that many institutions will take profits and rotate out of the large cap sector and into small to mid cap stocks. We anticipate the current favorable economic environment to continue through the year. It appears that the President is quite interested in working with Congress to produce a balanced budget amendment. This would certainly add some confidence to the market and lend itself to interest rate stability. Although absolute gains for the market for 1997 may not be higher than 1996, relative gains for growth portfolios should be much better.

o Currently, our models are favoring the earnings surprise type screens, such as standardized unexpected earnings (SUE). We are optimistic that many of our NASDAQ stocks will release very strong earnings that will drive their prices dramatically higher. We believe that the stocks we are currently holding in our portfolios have superior fundamental characteristics relative to the overall market.


FUND INFORMATION (ALL DATA IS AS OF 12/31/96)                                                    TOTAL NET ASSETS: $15,563,732

TOP 10 HOLDINGS                              TOP 5 INDUSTRIES                                 SEC AVERAGE ANNUAL RATES OF RETURN
NAME                                 %FUND   (by percentage of net asset)                    (at maximum applicable sales charges)
                                                                                             -------------------------------------
(1)  Jefferson-Pilot Corp.            2.3%   Banks                                             Inception                  1 year
                                                                                               ---------                  ------
(2)  Tubos de Acero de Mexico         2.0                                                       17.56%                    15.99%
(3)  PanEnergy Corp.                  2.0    Oil & Gas Exploration
(4)  BMC Software, Inc.               1.7                             [Bar Graph appears here]      CUMULATIVE TOTAL RETURNS
(5)  Bristol-Myers Squibb Co.         1.7    Oil                                                 (do not reflect sales charge)
(6)  Plum Creek Timber Co.            1.7                                                      Inception                   1 year
(7)  Paychex, Inc.                    1.7    Insurance                                         ---------                   ------
(8)  Synetic, Inc.                    1.7                                                       58.79%                    22.99%
(9)  Commerce Bancshares, Inc.        1.6    Pharmaceuticals
(10) Herman Miller, Inc.              1.6
                                     -----
                                     18.0%
                                     =====

Northstar Growth Fund
Portfolio of Investments
December 31, 1996

Security                                        Shares          Value
-----------------------------------------------------------------------
COMMON STOCKS - 94.12%
Advanced Medical Devices - 1.71%
Synetic, Inc. @                                 5,500      $    266,750
                                                             ----------
Aerospace & Defense - 1.87%
AlliedSignal, Inc.                              3,200           214,400
Oregon Metallurgical Corp. @                    2,400            77,400
                                                             ----------
                                                                291,800
                                                             -----------
Agricultural - 1.16%
Grupo Industrial Maseca SA de CV**              9,400           179,775
                                                             ----------
Apparel/Fabric - 3.75%
Fruit of the Loom, Inc. @                       5,900           223,462
Jones Apparel Group, Inc. @                     5,900           220,512
St. John Knits, Inc.                            3,200           139,200
                                                             ----------
                                                                583,174
                                                             ----------
Banks - 7.68%
Cal Fed Bancorp, Inc. @                         8,900           218,050
Commerce Bancshares, Inc.                       5,415           250,444
Federal Home Loan Mortgage Corp.                2,000           220,250
First of America Bank Corp.                     3,800           228,475
Northern Trust Corp.                            2,800           101,500
Zions Bancorp.                                  1,700           176,800
                                                             ----------
                                                              1,195,519
                                                             ----------
Beverages - 0.82%
Anheuser-Busch Cos., Inc.                       3,200           128,000
                                                             ----------
Chemicals - 1.25%
Cytec Industries, Inc. @                        4,800           195,000
                                                             ----------
Computer Software - 3.38%
BMC Software, Inc. @                            6,500           268,937
Paychex, Inc.                                   5,000           257,187
                                                             ----------
                                                                526,124
                                                             ----------
Data Communication/Networking - 0.60%
Ascend Communications, Inc. @                   1,500            93,188
                                                             ----------
Diversified Technology - 1.75%
Diebold, Inc.                                   2,300           144,612
Zoltek Cos., Inc. @                             3,500           127,313
                                                             ----------
                                                                271,925
                                                             ----------
Education - 0.85%
Apollo Group, Inc. @                            3,950           132,078
                                                             ----------
Electronics - 1.28%
Hubbell, Inc.                                   4,600           198,950
                                                             ----------

Northstar Growth Fund
Portfolio of Investments
December 31, 1996


Security                                         Shares         Value
-----------------------------------------------------------------------
Financial Services - 2.09%
Alliance Capital Management L.P.                6,600      $    175,725
Student Loan Marketing Association              1,600           149,000
                                                             ----------
                                                                324,725
                                                             ----------
Food - 4.23%
Campbell Soup Co.                               2,100           168,525
Hershey Foods Corp.                             4,500           196,875
Safeway, Inc. @                                 2,800           119,700
Vons Cos., Inc. @                               2,900           173,638
                                                             ----------
                                                                658,738
                                                             ----------
Forest Products - 1.67%
Plum Creek Timber Co.                          10,000           260,000
                                                             ----------
Funeral/Cemetary Services - 0.24%
Stewart Enterprises, Inc.                       1,100            37,400
                                                            -----------
Heavy Machinery/Construction - 1.02%
Smith International, Inc. @                     3,500           157,063
                                                             ----------
Household Products - 1.01%
Fort Howard Corp. @                             5,700           157,819
                                                             ----------
Industrial and Commercial Services - 3.28%
Southdown, Inc.                                 6,500           202,313
Tubos de Acero de Mexico SA @ **               19,400           307,975
                                                             ----------
                                                                510,288
                                                             ----------
Insurance - 6.55%
Allstate Corp.                                  4,000           231,500
Conseco, Inc.                                   3,400           216,750
Jefferson-Pilot Corp.                           6,400           362,400
Progressive Corp.                               3,100           208,862
                                                             ----------
                                                              1,019,512
                                                             ----------
Lodging - 1.79%
HFS, Inc. @                                     2,000           119,500
Prime Hospitality Corp. @                       9,900           159,638
                                                              ---------
                                                                279,138
                                                               --------
Media - 0.73%
Infinity Broadcasting Corp. @                   3,400           114,325
                                                             ---------
Natural Gas - 4.49%
Noble Affiliates, Inc.                          3,900           186,712
PanEnergy Corp.                                 6,800           306,000
Transocean Offshore, Inc.                       3,300           206,663
                                                             ----------
                                                                699,375
                                                             ----------

Northstar Growth Fund
Portfolio of Investments
December 31, 1996

Security                                        Shares          Value
-----------------------------------------------------------------------
Office Equipment/Supplies - 2.69%               4,800      $    169,800
Avery Dennison Corp.                            4,400           249,150
Herman Miller, Inc.                                          ----------
                                                                418,950
                                                             ----------
Oil - 7.07%
Atlantic Richfield Co.                          1,700           225,250
British Petroleum Co. PLC **                    1,600           226,200
ENSCO International, Inc. @                     1,900            92,150
Murphy Oil Corp.                                4,000           222,500
Santa Fe Energy Resources, Inc. @              11,200           155,400
Snyder Oil Corp.                               10,300           178,963
                                                             ----------
                                                              1,100,463
                                                             ----------

Oil & Gas Exploration - 7.62%
Camco International, Inc.                       5,300           244,462
Global Marine, Inc. @                           7,700           158,812
Marine Drilling Cos., Inc. @                    5,400           106,313
Nabors Industries, Inc. @                      12,200           234,850
Reading & Bates Corp. @                         7,600           201,400
Tuboscope Vetco International Corp. @           7,800           120,900
United Meridian Corp. @                         2,300           119,025
                                                             ----------
                                                              1,185,762
                                                             ----------

Pharmaceutical - 5.87%
American Home Products Corp.                    2,600           152,425
Bristol-Myers Squibb Co.                        2,400           261,000
Cardinal Health, Inc.                           3,700           215,525
Jones Medical Industries, Inc.                  5,000           183,125
Rhone-Poulenc Rorer, Inc.                       1,300           101,563
                                                            -----------
                                                                913,638
                                                            -----------

Publishing - 1.38%
Houghton Mifflin Co.                            3,800           215,175
                                                            -----------

Railroad - 1.34%
Conrail, Inc.                                   2,100           209,212
                                                            -----------

Real Estate Investment Trust - 1.43%
General Growth Properties                       6,900           225,525
                                                            -----------

Recreation Products - 2.29%
Callaway Golf Co.                               4,500           129,375
Nike, Inc.                                      3,800           227,050
                                                            -----------
                                                                356,425
                                                            -----------

Retailers - 1.16%
Nautica Enterprises, Inc. @                     5,200           131,300
Wet Seal, Inc. @                                2,300            49,163
                                                            -----------
                                                                180,463
                                                            -----------

Northstar Growth Fund
Portfolio of Investments
December 31, 1996

Security                                        Shares/         Value
                                           Principal amount
-----------------------------------------------------------------------
Semiconductor - 0.79%
Vitesse Semiconductor Corp. @                   2,700      $    122,850
                                                             ----------

Tobacco - 1.51%
Universal Corp.                                 7,300           234,512
                                                             ----------

Telecommunications - 3.16%
Cascade Communications Corp. @                  2,200           121,275
Compania de Telecomunicaciones de Chile SA **   2,100           212,362
PairGain Technologies, Inc. @                   5,200           158,275
                                                             ----------
                                                                491,912
                                                             ----------

Telephone Systems - 1.47%
Cincinnati Bell, Inc.                           3,700           228,012
                                                             ----------

Toys - 0.36%
Galoob Toys, Inc. @                             4,000            56,000
                                                             ----------

Vehicle Parts & Equipment -1.63%
Gentex Corp. @                                  3,500            70,438
Lancaster Colony Corp.                          4,000           184,000
                                                             ----------
                                                                254,438
                                                             ----------

Water Companies - 1.15%
United Water Resources, Inc.                   11,500           178,250
                                                             ----------

Total Common Stocks
(cost $13,475,738)                                           14,649,253
                                                             ----------

Total Investment Securities - 94.12%
(cost 13,475,738)                                            14,649,253

Repurchase Agreement - 7.80%
Agreement with State Street Bank and
Trust bearing interest at 5.10% dated
12/31/96 to be repurchased 1/02/97 in
the amount of $1,214,344 and
collateralized by $1,190,000 U.S.
Treasury Notes, 7.25% due 2/15/98,
value $1,242,063 (cost $1,214,000)         $1,214,000         1,214,000

Liabilities in excess of other assets - (1.92)%                (299,521)
                                                             ----------

Net Assets - 100.00%                                      $  15,563,732
                                                             ==========

@  Non-income producing security.
** American Depository Receipts.

The accompanying notes are an integral part of the financial statements.

                        NORTHSTAR INCOME AND GROWTH FUND


         GROWTH OF $10,000 INVESTED IN NORTHSTAR INCOME AND GROWTH FUND
               FROM INCEPTION THROUGH THE FUND'S FISCAL YEAR END.

The graph below illustrates the hypothetical investment of $10,000 in the Northstar Income and Growth Fund from May 6, 1994 (inception of the Fund) through December 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500 Index and the Lehman Brothers' Government/Corporate Bond Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.


                        Northstar Income and Growth Fund


INCOME & GROWTH
                                                         LEHMAN         INCOME &
                                         S&P 500        GOVT/CORP         GROWTH


                                          10,000           10,000         10,000
                              05/31/94    10,124            9,982         10,170
                              06/30/94     9,928            9,959         10,033
                              07/31/94    10,241           10,158         10,314
                              08/31/94    10,626           10,162         10,545
                              09/30/94    10,413           10,009         10,436
                              10/31/94    10,631            9,998         10,456
                              11/30/94    10,211            9,980         10,233
                              12/31/94    10,412           10,046         10,202
                              01/31/95    10,665           10,239         10,140
                              02/28/95    11,049           10,476         10,336
                              03/31/95    11,422           10,546         10,500
                              04/30/95    11,742           10,693         10,728
                              05/31/95    12,168           11,141         11,152
                              06/30/95    12,509           11,230         11,595
                              07/31/95    12,907           11,186         11,615
                              08/31/95    12,903           11,329         11,751
                              09/30/95    13,500           11,445         11,989
                              10/31/95    13,433           11,613         11,894
                              11/30/95    13,984           11,805         12,220
                              12/31/95    14,310           11,978         12,371
                              01/31/96    14,777           12,081         12,437
                              02/28/96    14,880           11,940         12,372
                              03/31/96    15,078           11,879         12,462
                              04/30/96    15,280           11,838         12,604
                              05/31/96    15,629           11,828         12,801
                              06/30/96    15,753           11,953         12,834
                              07/31/96    15,032           11,989         12,459
                              08/31/96    15,315           11,999         12,735
                              09/30/96    16,236           12,166         13,097
                              10/31/96    16,660           12,381         13,453
                              11/30/96    17,882           12,544         14,031
                              12/31/96    17,587           12,464         14,055




                           Average Annual Total Return
                           1-Year                6.61%
                           Since Inception      12.12%


PROXY RESULTS (UNAUDITED)

      During the year ended December 31, 1996, Income and Growth Fund shareholders voted on the following proposal. The proposal was approved at approved at a special meeting of shareholders on July 31 1996.

                                          Shares       Shares
                                         Voted For   Voted Against  Abstentions
--------------------------------------------------------------------------------
To approve the Sub-Advisory agreement
between Northstar Investment Management
Corp., adviser to the Fund, and
Wilson/Bennett Capital Management, Inc.   796,011      6,979          48,071

                        NORTHSTAR INCOME AND GROWTH FUND


THE MARKETS
o During 1996 the equity market returns were much stronger than most forecasters had expected. The Dow Industrials rose 28.89%, the S&P 500 gained 22.94%, and the Russell 2000 was up 16.54%.

o Stock prices benefited from solid growth in the economy, good corporate earnings increases, and very modest inflation and interest rate increases. Demand remained strong all year due to mutual fund inflows, corporate buy backs and some pick up in foreign buying.

o As the economy grew and employment rose, it caused persistent fears of accelerating inflation. As a result, 10 and 30 year U.S. Treasury bonds declined somewhat as rates ended the year 70 to 80 basis points higher at 6.42% and 6.64%, respectively. This kept the total return on most bonds below 4% for the year. Corporate bonds continued to trade at very narrow spreads versus treasuries offering relatively small incentives for higher risk.

THE FUND
o For the year, the portfolio had an investment return of 13.80% which compares favorably with most other balanced funds. For example, the Lipper Balanced Fund Index was up 13.01%.

o The good performance was paced by over half the portfolio being invested in equities. Numerous individual holdings were up over 20% for the year. Examples include: Boeing, Mellon Bank, Philip Morris, Bristol-Myers, and Merck. This was especially true during the second half of the year, after the 10% market correction in June and July. Holdings were increasingly concentrated in high quality, large cap, dividend paying stocks such as those found in the Dow Industrials.

o Overall, the convertibles returned less than the equities and were somewhat better than the straight bonds.

CURRENT STRATEGY
o We continue to view the outlook for the financial markets as favorable going into 1997. While 4th quarter GDP growth may have been close to 4%, we think it will moderate in 1997 extending the prospects of 2-3% growth with 3 to 3.5% inflation and no recession.

o The number of equity holdings is being reduced and increasingly concentrated in high quality blue chips with above average yields and good earnings potential from international growth, restructuring, cost reductions, and share buy backs.

o Also, the less liquid convertible preferreds and convertible bonds are being reduced in favor of higher quality investment grade straight bonds. This should help the yield somewhat but more importantly reduce the potential risk that would exist during an economic downturn or equity market correction.

o The target in early January is 60% large cap dividend paying stocks, 12% investment grade convertible, and 28% investment grade bonds.


FUND INFORMATION (ALL DATA IS AS OF 12/31/96)                                    TOTAL NET ASSETS: $12,579,155



TOP 10 HOLDINGS                            SECTOR ALLOCATION                             SEC AVERAGE ANNUAL RATES OF RETURN
NAME                           %FUND   (by percentage of net asset)                    (at maximum applicable sales charges)
                                                                                      -------------------------------------

(1)  GNMA 6.50%, 2/15/26        11.9%     Equities                                      Inception                  1 year
(2)  Philip Morris Cos., Inc.    4.6                                                    ---------                  ------
(3)  General Electric Co.        4.4      Convertibles                                   12.12%                     6.61%
(4)  Minnesota, Mining & Mfg.    4.3
(5)  J.P. Morgan & Co., Inc.     3.8      Bonds       [Bar Graph appears here]                CUMULATIVE TOTAL RETURNS
(6)  Eastman Kodak Co.           3.3                                                       (do not reflect sales charge)
(7)  Mobil Corp.                 3.2      Cash                                           ---------------------------------
(8)  Finova, Inc.                3.1                                                     Inception                 1 year
(9)  Texaco, Inc.                2.8                                                     ---------                 ------
(10) Exxon Corp.                 2.7                                                      40.55%                    13.80%
                                -----
                                44.1%
                                =====

NORTHSTAR INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                       Shares             Value
--------------------------------------------------------------------------------
COMMON STOCKS - 55.02%
Aerospace - 1.10%
Boeing Co.                                      1,300           $  138,288
                                                                ----------

Automotive - 3.64%
Chrysler Corp.                                  4,000              132,000
Ford Motor Co.                                  4,000              127,500
General Motors Corp.                            3,550              197,912
                                                                ----------
                                                                   457,412
                                                                ----------
Banking - 7.55%
Bankers Trust New York Corp.                    3,100              267,375
Citicorp                                          500               51,500
J.P. Morgan & Co., Inc.                         4,900              478,362
Mellon Bank Corp.                               1,200               85,200
NationsBank Corp.                                 700               68,425
                                                                ----------
                                                                   950,862
                                                                ----------
Chemical - 4.65%
Dow Chemical Co.                                1,200               94,050
du Pont (E.I.) De Nemours & Co.                 3,410              321,819
Eastman Chemical Co.                            3,050              168,512
                                                                ----------
                                                                   584,381
                                                                ----------
Consumer Products - 11.25%
Imation Corp. @                                   395               11,109
Kimberly-Clark Corp.                            1,790              170,497
Minnesota, Mining & Manufacturing Co.           6,450              534,544
Philip Morris Cos., Inc.                        5,100              574,388
RJR Nabisco Holdings Corp.                      3,650              124,100
                                                                ----------
                                                                 1,414,638
                                                                ----------
Electrical Equipment - 4.40%
General Electric Co.                            5,600              553,700
                                                                ----------
Healthcare/Pharmaceutical - 2.09%
Bristol-Myers Squibb Co.                        1,400              152,250
Merck & Co., Inc.                               1,400              110,950
                                                                ----------
                                                                   263,200
                                                                ----------
Oil & Gas - 10.98%
Chevron Corp.                                   4,400              286,000
Exxon Corp.                                     3,500              343,000
Mobil Corp.                                     3,300              403,425
Texaco, Inc.                                    3,550              348,344
                                                                ----------
                                                                 1,380,769
                                                                ----------
Paper & Forest Products - 1.92%
International Paper Co.                         4,575              184,716
Weyerhaeuser Co.                                1,200               56,850
                                                                ----------
                                                                   241,566
                                                                ----------

NORTHSTAR INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                       Shares             Value
--------------------------------------------------------------------------------
Photography - 3.32%
Eastman Kodak Co.                               5,200           $  417,300
                                                                ----------

Retail - 0.99%
Sears, Roebuck & Co.                            2,700              124,538
                                                                ----------

Technology - 0.66%
Lucent Technologies, Inc.                       1,798               83,158
                                                                ----------

Telecommunications - 2.47%
AT&T Corp.                                      7,150              311,025
                                                                ----------

Total Common Stocks
(cost $6,037,548)                                                6,920,837
                                                                ----------

CONVERTIBLE PREFERRED STOCKS - 16.74%
Broadcasting/Cable TV - 5.32%
Cablevision Systems Corp., 8.50%                5,000              102,500
Merrill Lynch Co. ("Cox Broadcasting"),
  6.00%, due 6/01/99 (1)                       15,000              333,750
SFX Broadcasting, Inc., 6.50% #                 5,000              233,125
                                                                ----------
                                                                   669,375
                                                                ----------

Energy - 5.69%
Enron Corp., 6.25% (2)                          2,000               48,000
MCN Corp., 8.75% (3)                           10,000              276,250
Noram Financing I, 6.25%                        2,000              127,000
Occidental Petroleum Corp., 3.875% #            4,500              264,312
                                                                ----------
                                                                   715,562
                                                                ----------

Finance - 3.13%
Finova, Inc., 5.50%                             7,500              393,750
                                                                ----------

Hotels & Lodging - 2.60%
Host Marriott Corp. Financial Trust,
  6.75% #                                       6,000              326,982
                                                                ----------

Total Convertible Preferred Stocks
(cost $2,086,643)                                                2,105,669
                                                                ----------

EXCHANGEABLE NOTES - 0.68%
Chemicals - 0.68%
Atlantic Richfield Co.
9.00%, Exchangeable Shares, 9/15/97 (4)         4,000               86,000
                                                                ----------

Total Exchangeable Notes
(cost $111,449)                                                     86,000
                                                                ----------

NORTHSTAR INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                   Principal Amount       Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 5.60%
Aerospace - 2.25%
Hexcel Corp.
7.00%, Debentures, 8/01/11                      $  300,000      $  282,750
                                                                ----------

Electrical Equipment - 1.11%
Protection One, Inc.
6.75%, Sr. Subordinated Notes, 9/15/03             150,000         139,660
                                                                ----------

Health Services - 0.58%
Sierra Health Services, Inc.
7.50%, Debentures, 9/15/01                          80,000          72,900
                                                                ----------

Real Estate Investment Trust - 0.87%
Meditrust
7.50%, Debentures, 3/01/01                         100,000         109,308
                                                                ----------

Technology - 0.79%
Apple Computers, Inc.
6.00%, Subordinated Notes, 6/01/01 #               100,000          99,611
                                                                ----------

Total Convertible Bonds
(cost $705,657)                                                    704,229
                                                                ----------

CORPORATE BONDS & NOTES - 2.27%
Insurance - 1.03%
Leucadia National Corp.
8.25%, Sr. Subordinated Notes, 6/15/05             125,000         129,550
                                                                ----------

Transportation - 1.24%
Continental Airlines, Inc.
7.82%, Pass-Thru Certificates, 4/15/15             150,000         155,995
                                                                ----------

Total Corporate Bonds
(cost $277,509)                                                    285,545
                                                                ----------

U.S. GOVERNMENT SECURITIES - 11.94%
GNMA, 6.50%, 2/15/26                             1,571,561       1,502,145
                                                                ----------

Total U.S. Government Securities
(cost $1,564,220)                                                1,502,145
                                                                ----------

Total Investment Securities - 92.25%
(cost $10,783,026)                                              11,604,425

NORTHSTAR INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                    Principal Amount      Value
--------------------------------------------------------------------------------

Repurchase Agreements - 8.49%
Agreement with State Street Bank and
Trust bearing interest at 5.10% dated
12/31/96, to be repurchased 1/02/97
in the amount of $1,068,303 and
collateralized by $995,000 U.S.
Treasury Notes, 7.25% due 8/15/22,
value $1,091,080 (cost $1,068,000)              $1,068,000      $ 1,068,000

Liabilities in excess of other
assets - (0.74)%                                                    (93,270)
                                                                -----------

NET ASSETS - 100.00%                                            $12,579,155
                                                                ===========

#     Sale restricted to qualified institutional investors.
(1)   STRYPES - Structured yield product exchangeable for stock.
(2) Mandatory conversion on 12/13/98 into shares of Enron Oil & Gas common stock.
(3)   Mandatory conversion on 4/30/99 into shares of MCN Corp. common stock.
(4)   Mandatory conversion on 9/15/97 into shares of Lyondell Petroleum
      Co. common stock.


    The accompanying notes are an integral part of the financial statements.

                        NORTHSTAR MULTI-SECTOR BOND FUND


         GROWTH OF $10,000 INVESTED IN NORTHSTAR MULTI-SECTOR BOND FUND
               FROM INCEPTION THROUGH THE FUND'S FISCAL YEAR END.

The graph below illustrates the hypothetical investment of $10,000 in the Northstar Multi-Sector Bond Fund from May 6, 1994 (inception of the Fund) through December 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Brothers' Government/Corporate Bond Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.


                        Northstar Multi-Sector Bond Fund


MULTI-SECTOR
                                            LEHMAN        MULTI-
                                           GOVT/CORP      SECTOR


                                            10,000         10,000
                              05/31/94       9,982         10,020
                              06/30/94       9,959         10,009
                              07/31/94      10,158         10,009
                              08/31/94      10,162         10,050
                              09/30/94      10,009         10,116
                              10/31/94       9,998         10,075
                              11/30/94       9,980          9,952
                              12/31/94      10,046         10,141
                              01/31/95      10,239         10,183
                              02/28/95      10,476         10,350
                              03/31/95      10,546         10,572
                              04/30/95      10,693         10,721
                              05/31/95      11,141         10,934
                              06/30/95      11,230         11,157
                              07/31/95      11,186         11,048
                              08/31/95      11,329         11,026
                              09/30/95      11,445         11,331
                              10/31/95      11,613         11,265
                              11/30/95      11,805         11,309
                              12/31/95      11,978         11,659
                              01/31/96      12,081         11,864
                              02/28/96      11,940         11,728
                              03/31/96      11,879         11,866
                              04/30/96      11,838         11,889
                              05/31/96      11,828         11,982
                              06/30/96      11,953         12,247
                              07/31/96      11,989         12,200
                              08/31/96      11,999         12,200
                              09/30/96      12,166         12,615
                              10/31/96      12,381         12,687
                              11/30/96      12,544         12,880
                              12/31/96      12,464         13,120



                           Average Annual Total Return
                           1-Year                5.53%
                           Since Inception       9.14%

                        NORTHSTAR MULTI-SECTOR BOND FUND


THE MARKETS
o Moderate market interest rates and a federal funds rate that stayed at 5.25% all year helped the U.S. economy maintain both GDP growth and inflation at about 3% in 1996. However, persistent fears of higher inflation, caused 10 and 30 year Treasury bond rates to end 1996 at 6.42% and 6.64%, respectively, 70-80 basis points higher than where they started. That kept total returns on most bonds below 4%. In contrast, sustained growth in the U.S. economy and in corporate profits sent stock prices to record levels throughout 1996; all the major stock averages returned 18% or more. Rising securities prices here also boosted the value of the U.S. dollar.

o Total returns for domestic and foreign high yield bonds were very high last year, exceeding 12% and 28%, respectively. Both of those groups benefited from broader institutional demand. Emerging market bond prices also reflected continued economic progress by the issuers. Since the credit profile of domestic high yield bonds improves with the amount of equity below them, those bonds' prices were boosted by higher stock valuations.

o There is a weakening consensus that the U.S. economy will maintain annual GDP growth and CPI inflation rates below 3%. The short-run outlook for U.S. debt and equity markets nonetheless remains positive for 1997. The strong U.S. dollar limits the safe harbors among foreign issuers; even those pursuing economic reforms.

THE FUND
o From 12/31/95 to 12/31/96, the total return of the Fund's shares was 12.53%, the Morningstar average was 3.14%. The Fund's outstanding performance promoted sales that led its net assets to increase 66% in 1996, from $3.8 million to over $6.3 million.

o The Fund's performance was enhanced by changes in portfolio allocations. We reduced U.S. Government securities and increased the Fund's holdings of foreign investment grade and high yield securities, which improved the Fund's yield, total return and quality simultaneously.

o Bonds issued by foreign companies and governments with improving credit profiles contributed significantly to the Fund's high returns (e.g., APP, CE Casecnan, Grupo Durango, Italy, New Zealand and Poland).

CURRENT STRATEGY
o Continue above-average exposure in non-cyclicals. Reduce holdings in cash. Limit volatility by keeping the Fund's duration between 4 and 6 years.

o Target portfolio allocations for favorable mix of risks and rewards: 50% high yield; 20% U.S. government; 30% investment grade (especially high-quality foreign issues with above-average spreads and yields).


FUND INFORMATION (ALL DATA IS AS OF 12/31/96)                                      TOTAL NET ASSETS: $6,276,797
------------------------------------------------------------------------------------------------------------------------------------

TOP 10 HOLDINGS                                  SECTOR ALLOCATIONS                            SEC AVERAGE ANNUAL RATES OF RETURN
NAME                                 %FUND     (by percentage of net asset)                    (at maximum applicable sales charges)
                                                                                                -----------------------------------
(1)  U.S. Treasury Notes              14.6%     High Yield Securities                               Inception              1 year
(2)  Globo Comm. e Part. Ltda.         3.2                                                          ---------              ------
(3)  Trump Altlantic City              3.2      U.S. Gov't  & Agencies                                9.14%                 5.53%
(4)  PDV America, Inc.                 3.1
(5)  Republic of Italy                 3.1      Investment Grade Sec.   [Bar Graph appears here]      CUMULATIVE TOTAL RETURNS
(6)  GNMA                              3.0                                                          (do not reflect sales charge)
(7)  Multicanal Participacoes SA       3.0      Cash                                                -----------------------------
(8)  Bar Technologies Ltd.             2.9                                                          Inception              1 year
(9)  APP Int'l Finance Co.             2.6      Equities                                            ---------              ------
(10) Republic of  Poland               2.5                                                           31.20%                12.53%
                                      -----
                                      41.2%
                                      =====


NORTHSTAR MULTI-SECTOR BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                      Principal Amount           Value
--------------------------------------------------------------------------------
DOMESTIC INVESTMENT GRADE SECURITIES - 7.26%
Container - 0.89%
Owens-Illinois, Inc.
11.00%, Sr. Debentures, 12/01/03                $     50,000            $ 55,875
                                                                        --------

Entertainment - 1.54%
Paramount Communications, Inc.
8.25%, Sr. Debentures, 8/01/22                       100,000              96,505
                                                                        --------

Oil & Gas - 3.14%
PDV America, Inc.
7.875%, Sr. Notes, 8/1/03                            200,000             197,420
                                                                        --------

Utility - 1.69%
Boston Edison Co.
9.375%, Debentures, 8/15/21                          100,000             106,013
                                                                        --------

Total Domestic Investment Grade Securities
(cost $440,918)                                                          455,813
                                                                        --------

FOREIGN INVESTMENT GRADE SECURITIES - 10.49%
Food and Beverage - 2.44%
Panamerican Beverages, Inc.
8.125%, Sr. Notes, 4/01/03                           150,000             153,160
                                                                        --------

Foreign Government - 8.05%
Republic of Indonesia, 7.75%, due 8/01/06            150,000             152,175
Republic of Italy, 12.00%, due 5/01/02 (1)       245,000,000             196,549
Republic of Poland, 3.25/5.00%, due 10/27/24 $       250,000             156,875
                                                                        --------
                                                                         505,599
                                                                        --------

Total Foreign Investment Grade Securities
(cost $613,422)                                                          658,759
                                                                        --------

DOMESTIC HIGH YIELD SECURITIES - 29.24%
Broadcasting - 4.11%
Commodore Media, Inc.
7.50/13.25%, Sr. Subordinated Notes, 5/01/03 $       100,000             106,000
EchoStar Satellite Broadcasting Corp.
0/13.125%, Sr. Secured Discount Notes, 3/15/04 $     200,000             152,000
                                                                        --------
                                                                         258,000
                                                                        --------

Finance - 3.83%
Central Rents, Inc.
12.875%, Sr. Notes, 12/15/03                         100,000             104,500
Ocwen Financial Corp.
11.875%, Notes, 10/01/03                             125,000             135,625
                                                                        --------
                                                                         240,125
                                                                        --------

NORTHSTAR MULTI-SECTOR BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                  Principal Amount        Value
--------------------------------------------------------------------------------
Grocery - 1.56%
Dairy Mart Convenience Stores, Inc.
10.25%, Sr. Subordinated Notes, 3/15/04         $100,000        $   98,000
                                                                ----------

Hotel & Gaming - 3.17%
Trump Atlantic City Funding, Inc.
11.25%, 1st Mortgage Notes, 5/01/06              200,000           199,000
                                                                ----------

Insurance - 1.59%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05           100,000           100,000
                                                                ----------

Oil & Gas - 2.10%
TransTexas Gas Corp.
0/13.25%, Sr. Discount Notes, 12/31/03 $         237,000           131,535
                                                                ----------

Steel - 2.86%
Bar Technologies Ltd.
13.50%, Company Guarantee, 4/01/01               175,000           179,813
                                                                ----------

Telecommunications - 10.02%
Adelphia Communications Corp.
12.50%, Sr. Notes, 5/15/02                       100,000           102,875
GST USA, Inc.
0/13.875%, Sr. Discount Notes, 12/15/05 $        225,000           134,437
Hyperion Telecommunications, Inc.
0/13.00%, Sr. Discount Notes, 4/15/03 $          150,000            85,875
ICG Holdings, Inc.
0/12.50%, Sr. Discount Notes, 5/01/06 $          100,000            66,938
Intercel, Inc.
0/12.00%, Sr. Discount Notes, 5/01/06 $          150,000            93,750
Pagemart Nationwide, Inc.
0/15.00%, Sr. Discount Notes, 2/01/05 $          120,000            83,400
WinStar Communications, Inc.
0/14.00%, Sr. Discount Notes, 10/15/05 $         100,000            61,624
                                                                ----------
                                                                   628,899
                                                                ----------

Total Domestic High Yield Securities
(cost $1,759,346)                                                1,835,372
                                                                ----------

FOREIGN HIGH YIELD SECURITIES - 15.88%
Entertainment - 3.21%
Globo Communicacoes e Participacoes Ltda.
10.50%, Compan Guarantee, 12/20/06 #             200,000           201,750
                                                                ----------

Paper - 3.88%
APP International Finance Co.
11.75%, Guaranteed Secured Notes, 10/01/05       150,000           162,375
Grupo Industrial Durango SA
12.00%, Notes, 7/15/01                            75,000            80,625
                                                                ----------
                                                                   243,000
                                                                ----------

NORTHSTAR MULTI-SECTOR BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

                                           Principal Amount/
Security                                      Units/Shares       Value
--------------------------------------------------------------------------------
Telecommunications - 6.91%
Clearnet Communications, Inc.
0/14.75%, Sr. Discount Notes, 12/15/05 $        $200,000        $125,250
Colt Telecommunications, Inc.
0/12.00%, Units, 12/15/06 $(2)                       200         119,500
Multicanal Participacoes SA
12.625%, Sr. Notes, 6/18/04 #                    175,000         189,000
                                                                --------
                                                                 433,750
                                                                --------

Utilities - 1.88%
CE Casecnan Water and Energy Co.
11.95%, Sr. Secured Notes, 11/15/10              100,000         118,250
                                                                --------

Total Foreign High Yield Securities
(cost $941,458)                                                  996,750
                                                                --------

CONVERTIBLE BONDS - 2.45%
Telecommunications - 2.45%
SA Telecommunications, Inc.
10.00%, Notes, 8/15/06 #                         125,000         119,375
WinStar Communications, Inc.
0/14.00%, Sr. Discount Notes, 10/15/05 $#         50,000          34,188
                                                                --------

Total Convertible Bonds
(Cost $158,875)                                                  153,563
                                                                --------

PREFERRED STOCKS - 3.12%
Broadcasting - 2.27%
Paxson Communications Corp., 12.50% &              1,500         142,500
                                                                --------

Oil & Gas - 0.85%
Enron Capital Resources L.P., 9.00%                2,000          53,250
                                                                --------

Total Preferred Stocks
(cost $200,000)                                                  195,750
                                                                --------

WARRANTS - 0.17% @
Consumer Products - 0.02%
Chattem, Inc. (expires 6/17/99)                       50           1,013
                                                                --------

Grocery - 0%
Dairy Mart Convenience Stores, Inc.
   (expires 12/01/01)                                666               0
                                                                --------

Steel - 0.03%
Sheffield Steel Corp. (expires 11/01/01)             500           1,625
                                                                --------

NORTHSTAR MULTI-SECTOR BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

                                       Shares/
Security                           Principal Amount             Value
--------------------------------------------------------------------------------
Telecommunications - 0.12%
Clearnet Communications, Inc.
   (expires 9/15/05)                            660             $    4,785
Hyperion Telecommunications, Inc.
   (expires 4/15/01)                            150                  3,000
                                                                ----------
                                                                     7,785
                                                                ----------

Total Warrants
(cost $2,000)                                                       10,423
                                                                ----------

U.S. GOVERNMENT & AGENCIES - 18.32%
GNMA, 7.00%, 2/15/26                       $194,098                189,851
Resolution Trust Corp.,
   8.00%, 6/25/26                            45,424                 44,371
U.S. Treasury Notes, 6.75%, 5/31/99         900,000                916,002
                                                                ----------

Total U.S. Government & Agencies
(cost $1,136,398)                                                1,150,224
                                                                ----------

Total Investment Securities - 86.93%
(cost $5,252,417)                                                5,456,654

Repurchase Agreements - 12.43%
Agreement with State Street Bank and Trust
bearing interest at 5.10% dated 12/31/96,
to be repurchased 1/02/97 in the amount of
$780,221 and collateralized by $730,000
U.S. Treasury Notes, 7.25% due 8/15/22,
value $800,491 (cost $780,000)              780,000                780,000

Other assets less liabilities - 0.64%                               40,143
                                                                ----------

NET ASSETS - 100.00%                                            $6,276,797
                                                                ==========

$   Step Bond.
#   Sale restricted to qualified institutional investors.
@   Non-income producing security.
&   Payment-in-kind.
(1) The principal amount is shown in the respective country's currency.
(2) A unit consists of $1,000 par value 12.00%, Sr. Discount Notes, 12/15/06 and 1 warrant.


    The accompanying notes are an integral part of the financial statements.

                         NORTHSTAR HIGH YIELD BOND FUND


          GROWTH OF $10,000 INVESTED IN NORTHSTAR HIGH YIELD BOND FUND
               FROM INCEPTION THROUGH THE FUND'S FISCAL YEAR END.

The graph below illustrates the hypothetical investment of $10,000 in the Northstar High Yield Bond Fund from May 6, 1994 (inception of the Fund) through December 31, 1996, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Brothers' Government/Corporate Bond Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.


                         Northstar High Yield Bond Fund


HIGH YIELD
                                            LEHMAN         HIGH
                                           GOVT/CORP       YIELD


                                            10,000         10,000
                              05/31/94       9,982         10,040
                              06/30/94       9,959         10,026
                              07/31/94      10,158          9,905
                              08/31/94      10,162          9,905
                              09/30/94      10,009          9,991
                              10/31/94       9,998          9,909
                              11/30/94       9,980          9,683
                              12/31/94      10,046          9,905
                              01/31/95      10,239          9,905
                              02/28/95      10,476         10,074
                              03/31/95      10,546         10,426
                              04/30/95      10,693         10,621
                              05/31/95      11,141         10,750
                              06/30/95      11,230         10,870
                              07/31/95      11,186         11,025
                              08/31/95      11,329         10,981
                              09/30/95      11,445         11,279
                              10/31/95      11,613         11,143
                              11/30/95      11,805         11,256
                              12/31/95      11,978         11,743
                              01/31/96      12,081         12,022
                              02/28/96      11,940         11,999
                              03/31/96      11,879         12,222
                              04/30/96      11,838         12,365
                              05/31/96      11,828         12,580
                              06/30/96      11,953         12,731
                              07/31/96      11,989         12,584
                              08/31/96      11,999         12,584
                              09/30/96      12,166         13,155
                              10/31/96      12,381         13,130
                              11/30/96      12,544         13,255
                              12/31/96      12,464         13,592








                           Average Annual Total Return
                           1-Year                8.75%
                           Since Inception      10.66%

NORTHSTAR HIGH YIELD BOND FUND


THE MARKETS
o Moderate market interest rates and a federal funds rate that stayed at 5.25% all year helped the U.S. economy maintain both GDP growth and inflation at about 3% in 1996. However, persistent fears of higher inflation caused 10 and 30 year Treasury bond rates to end 1996 at 6.42% and 6.64%, respectively, 70-80 basis points higher than where they started. That kept total returns on most bonds below 4%. In contrast, sustained growth in the U.S. economy and in corporate profits sent stock prices to record levels throughout 1996; all the major stock averages returned 18% or more. Rising securities prices here also boosted the value of the U.S. dollar.

o Total returns for domestic and foreign high yield bonds were very high last year, exceeding 12% and 28%, respectively. Both of those groups benefited from broader institutional demand. Emerging market bond prices also reflected continued economic progress by the issuers. Since the credit profile of domestic high yield bonds improves with the amount of equity below them, those bonds' prices were boosted by higher stock valuations.

o There is a weakening consensus that the U.S. economy will maintain annual GDP growth and CPI inflation rates below 3%. The short-run outlook for U.S. debt and equity markets nonetheless remains positive for 1997. The strong U.S. dollar limits the safe harbors among foreign issuers; even those pursuing economic reforms.

THE FUND
o From 12/31/95 to 12/31/96, the total return of the Fund was 15.75%, the Morningstar average was 12.92%. The Fund's outstanding performance promoted sales that led its net assets to increase 38% in 1996, from $4.8 million to over $6.6 million.

o The Fund's performance was enhanced by changes in portfolio allocations. We underweighted investments in cyclical industries (e.g., steel, chemicals and paper) and cut holdings of zero-coupon bonds. We increased returns by increasing investments in the telecommunications, broadcasting, healthcare and misc. service industries and in high-quality emerging market corporate bonds. We raised cash to avoid year-end losses.

o     Bonds issued by  companies  with  improving  credit  profiles  contributed
      significantly  to  the  Fund's  high  returns  (e.g.,   APP,  Benton  Oil,
      Chancellor Broadcasting, EchoStar, Grupo Durango, La Petite and Ocwen).

CURRENT STRATEGY
o Continue to focus on spreads among individual securities with different risk profiles/ratings, to invest in securities with the best relative values, to sell securities which reach our objectives and to maintain above-average exposure in non-cyclical industries.


FUND INFORMATION (ALL DATA IS AS OF 12/31/96)                                 TOTAL NET ASSETS: $6,619,298
------------------------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS                              TOP 5 INDUSTRIES                                   SEC AVERAGE ANNUAL RATES OF RETURN
NAME                              %FUND     (by percentage of net asset)                       (at maximum applicable sales charges)
                                                                                               -------------------------------------
(1)  Multicanal Participacoes       3.3%     Telecommunications                                  Inception                 1 year
(2)  Intracel Corp.                 3.1                                                          ---------                 ------
(3)  Paging Network, Inc.           3.1      Broadcasting                                         10.66%                   8.75%
(4)  APP Int'l Finance Co.          2.5
(5)  Celestica Int'l, Inc.          2.4      Healthcare               [Bar Graph appears here]       CUMULATIVE TOTAL RETURNS
(6)  U.S. Can Corp.                 2.4                                                            (do not reflect sales charge)
(7)  EchoStar  Satellite Broad.     2.3      Miscellaneous Services                              --------------------------------
(8)  Trump Atlantic City            2.3                                                          Inception                 1 year
(9)  Ocwen Financial Corp.          2.0      Paper                                               ---------                 ------
(10) Clearnet Comm.                 1.9                                                           35.92%                   15.75%
                                   -----
                                   25.3%
                                   =====

NORTHSTAR HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                        Principal Amount        Value
--------------------------------------------------------------------------------
DOMESTIC CORPORATE BONDS & NOTES - 48.51%
BROADCASTING - 5.31%
Commodore Media, Inc.
7.50/13.25%, Sr. Subordinated Notes, 5/01/03 $       $100,000          $106,000
EchoStar Satellite Broadcasting Corp.
0/13.125%, Sr. Secured Discount Notes, 3/15/04 $      200,000           152,000
PanAmSat L.P.
0/11.375%, Sr. Subordinated Notes, 8/01/03 $          100,000            93,250
                                                                       --------
                                                                        351,250
                                                                       --------

CABLE - 1.13%
Heartland Wireless Communications, Inc.
13.00%, Sr. Notes, 4/15/03                             75,000            74,625
                                                                       --------

CONGLOMERATE - 0.76%
Great Dane Holdings, Inc.
12.75%, Sr. Subordinated Debentures, 8/01/01           50,000            50,375
                                                                       --------

CONSUMER PRODUCTS - 1.57%
Rayovac Corp.
10.25%, Sr. Subordinated Notes, 11/01/06 #            100,000           103,875
                                                                       --------

ENTERTAINMENT - 1.46%
Paramount Communications, Inc.
8.25%, Sr. Debentures, 8/01/22                        100,000            96,505
                                                                       --------

ENVIRONMENTAL CONTROL - 1.59%
Allied Waste North America, Inc.
10.25%, Sr. Subordinated Notes, 12/01/06 #            100,000           105,250
                                                                       --------

FINANCE - 3.63%
Central Rents, Inc.
12.875%, Sr. Notes, 12/15/03                          100,000           104,500
Ocwen Financial Corp.
11.875%, Notes, 10/01/03                              125,000           135,625
                                                                       --------
                                                                        240,125
                                                                       --------

GROCERY - 1.48%
Dairy Mart Convenience Stores, Inc.
10.25%, Sr. Subordinated Notes, 3/15/04               100,000            98,000
                                                                       --------

HEALTHCARE - 3.19%
Dade International, Inc.
11.125%, Sr. Subordinated Notes, 5/01/06              100,000           108,750
Imed Corp.
9.75%, Sr. Subordinated Notes, 12/01/06 #             100,000           102,125
                                                                       --------
                                                                        210,875
                                                                       --------

HOTELS & GAMING - 2.25%
Trump Atlantic City Funding, Inc.
11.25%, 1st Mortgage Notes, 5/01/06                   150,000           149,250
                                                                       --------

NORTHSTAR HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
                                                Principal Amount/
Security                                              Units             Value
--------------------------------------------------------------------------------
INSURANCE - 1.51%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05               $100,000         $ 100,000
                                                                      ---------

MANUFACTURING - 2.38%
U.S. Can Corp.
10.125%, Sr. Subordinated Notes, 10/15/06 #           150,000           157,875
                                                                      ---------

MISCELLANEOUS SERVICES - 4.30%
Coinstar, Inc.
0/13.00%, Units, 10/01/06 $#(1)                           150           106,050
La Petite Holdings Corp.
9.625%, Sr. Secured Notes, 8/01/01                    100,000           100,250
Real Time Data, Inc.
0/13.50%, Units, 8/15/06 $#(2)                            143            78,650
                                                                      ---------
                                                                        284,950
                                                                      ---------

OIL & GAS - 1.67%
Benton Oil & Gas Co.
11.625%, Sr. Notes, 5/01/03 #                         100,000           110,500
                                                                      ---------

RETAIL & WHOLESALE - 1.27%
Waban, Inc.
11.00%, Sr. Subordinated Notes, 5/15/04                75,000            84,375
                                                                      ---------

STEEL - 1.54%
WCI Steel, Inc.
10.00%, Sr. Notes, 12/01/04 #                         100,000           102,250
                                                                      ---------
TELECOMMUNICATIONS - 13.43%
Geotek Communications, Inc.
0/15.00%, Sr. Discount Notes, 7/15/05 $               100,000            63,500
Hyperion Communications, Inc.
0/13.00%, Sr. Discount Notes, 4/15/03 $               150,000            85,875
ICG Holdings, Inc.
0/12.50%, Sr. Discount Notes, 5/01/06 $               100,000            66,938
Intercel, Inc.
0/12.00%, Sr. Discount Notes, 5/01/06 $               150,000            93,750
Pagemart Nationwide, Inc.
0/15.00%, Sr. Discount Notes, 2/01/05 $               150,000           104,250
Paging Network, Inc.
10.00%, Sr. Subordinated Notes, 10/15/08 #            200,000           203,250
PriCellular Wireless Corp.
10.75%, Sr. Notes, 11/01/04 #                         100,000           104,625
Western Wireless Corp.
10.50%, Sr. Subordinated Notes, 6/01/06               100,000           104,875
WinStar Communications, Inc.
0/14.00%, Sr. Discount Notes, 10/15/05 $              100,000            61,625
                                                                      ---------
                                                                        888,688
                                                                      ---------

NORTHSTAR HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996


Security                                         Principal Amount       Value
--------------------------------------------------------------------------------
TRANSPORTATION - 0.04%
Burlington Motor Holdings, Inc.
11.50%, Sr. Subordinated Notes, 11/01/03 *           $100,000         $   2,375
                                                                      ---------


TOTAL DOMESTIC CORPORATE BONDS & NOTES
(cost $3,147,019)                                                     3,211,143
                                                                      ---------


FOREIGN BONDS & NOTES - 25.45%
CABLE - 3.26%
Multicanal Participacoes SA
12.625%, Company Guarantee, 6/18/04                   200,000           216,000
                                                                      ---------

CHEMICALS - 1.49%
Acetex Corp.
9.75%, Sr. Secured Notes, 10/01/03                    100,000            98,750
                                                                       ---------


COMPUTER SERVICE - 2.39%
Celestica International, Inc.
10.50%, Sr. Subordinated Notes, 12/31/06 #            150,000           157,875
                                                                       ---------


CONSUMER PRODUCTS - 0.99%
International Semi-Tech Corp.
0/11.50%, Sr. Secured Discount Notes, 8/15/03 $       100,000            65,250
                                                                       ---------

ENTERTAINMENT - 1.51%
Global Communicacoes e Participacoes Ltda.
9.875%, Company Guarantee, 12/20/04 #                 100,000           100,000
                                                                       ---------

MISCELLANEOUS SERVICES - 1.58%
Intertek Finance PLC
10.25%, Sr. Subordinated Notes, 11/01/06 #            100,000           104,500
                                                                       ---------


OIL & GAS - 1.24%
Invergas SA
12.50%, Notes, 12/16/99 #                              75,000            82,125
                                                                       ---------


PAPER PRODUCTS - 5.50%
APP International Finance Co.
11.75% Guaranteed Secured Notes, 10/01/05             150,000           162,375
Grupo Industrial Durango SA
12.00% Notes, 7/15/01                                  75,000            80,625
Indah Kiat International Finance Corp.
12.50%, Guaranteed Secured Notes, 6/15/06              50,000            55,625
Malette, Inc.
12.25%, Sr. Secured Notes, 7/15/04                     61,000            65,270
                                                                       ---------
                                                                        363,895
                                                                       ---------

PRINTING & PUBLISHING - 1.55%
Newsquest Capital PLC
11.00%, Sr. Subordinated Notes, 5/01/06 #             100,000           103,000
                                                                       ---------

NORTHSTAR HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
                                                Principal Amount/
Security                                         Units/Shares             Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.15%
Clearnet Communications, Inc.
0/14.75%, Sr. Discount Notes, 12/15/05 $             $200,000        $  125,250
Colt Telecom Group PLC
0/12.00%, Units, 12/15/06 $ (3)                           100            59,750
Occidente Y Caribe Celular SA
0/14.00%, Sr. Discount Notes, 3/15/04 $#              150,000            90,000
                                                                      ---------
                                                                        275,000
                                                                      ---------

UTILITIES - 1.79%
CE Casecnan Water and Energy Co.
11.95% Sr. Secured Notes, 11/15/10                    100,000           118,250
                                                                      ---------

TOTAL FOREIGN BONDS & NOTES
(cost $1,602,321)                                                     1,684,645
                                                                      ---------


CONVERTIBLE BONDS - 2.32%
TELECOMMUNICATIONS - 2.32%
SA Telecommunications, Inc.
10.00%, Notes, 8/15/06 #                              125,000           119,375
WinStar Communications, Inc.
0/14.00%, Sr. Discount Notes, 10/15/05 $ #             50,000            34,187
                                                                      ---------

TOTAL CONVERTIBLE BONDS
(cost $157,411)                                                         153,562
                                                                      ---------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 3.07% @
HEALTHCARE - 3.07%
Intracel Corp., 8.00% (4)                              13,560           203,400
                                                                      ---------


TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $100,000)                                                         203,400
                                                                      ---------

DOMESTIC PREFERRED STOCKS - 7.36%
BROADCASTING - 4.68%
Benedek Communications Corp., 15.00% #                  1,000           102,750
Chancellor Broadcasting Co., 12.25% # &                 1,000           112,000
Paxson Communications Corp., 12.50% &                   1,000            95,000
                                                                      ---------
                                                                        309,750
                                                                      ---------

HEALTHCARE - 1.55%
Fresenius Medical Care Capital Trust, 9.00%               100           102,250
                                                                      ---------

MISCELLANEOUS SERVICES - 1.13%
La Petite Holdings Corp., 12.125%                       2,000            75,000
                                                                      ---------

TOTAL DOMESTIC PREFERRED STOCKS
(cost $459,000)                                                         487,000
                                                                      ---------

NORTHSTAR HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

Security                                             Shares              Value
--------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS - 0.20% @
BROADCASTING - 0.20%
EchoStar Communications Corp.                             450          $  9,900
Pegasus Media & Communications, Inc. #                     10             3,000
                                                                      ---------

TOTAL DOMESTIC COMMON STOCKS
(cost $7,322)                                                            12,900
                                                                      ---------

DOMESTIC WARRANTS - 1.16% @
BROADCASTING/CABLE - 0.36%
Benedek Communications Corp. (expires 7/01/07)          1,000             3,250
Spanish Broadcasting Systems, Inc. (expires 6/30/99)      100            20,500
                                                                      ---------
                                                                         23,750
                                                                      ---------

CABLE - 0.01%
Heartland Wireless Communication, Inc. (expires 4/15/00)  450               675
                                                                      ---------

CONSUMER PRODUCTS - 0.02%
Chattem, Inc. (expires 6/17/99)                            50             1,013
                                                                      ---------

FINANCE - 0.09%
Central Rents, Inc. (expiration 2003)                     100             6,000
                                                                      ---------

GROCERY - 0%
Dairy Mart Convenience Stores, Inc. (expires 12/12/01)    666                 0
                                                                      ---------


PAPER - 0.48%
SDW Holdings Corp. (expires 1/01/00) #                  6,400            32,000
                                                                      ---------


STEEL - 0.02%
Sheffield Steel Corp. (expires 11/01/01)                  500             1,625
                                                                      ---------


TELECOMMUNICATIONS - 0.18%
Geotek Communications, Inc. (expiration 2000)           3,000             9,000
Hyperion Communications, Inc. (expires 4/15/01)           150             3,000
                                                                      ---------
                                                                         12,000
                                                                      ---------


TOTAL DOMESTIC WARRANTS
(cost $62,500)                                                           77,063
                                                                      ---------


FOREIGN WARRANTS - 0.07% @
TELECOMMUNICATIONS - 0.07%
Clearnet Communications, Inc. (expires 9/15/05)           660             4,785
Occidente Y Caribe Celular SA                             600                 6
                                                                      ---------


TOTAL FOREIGN WARRANTS
(cost $0)                                                                 4,791
                                                                      ---------


TOTAL INVESTMENT SECURITIES - 88.14%
(cost $5,535,573)                                                     5,834,504

Security                                   Principal Amount              Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 11.21%
Agreement with State Street Bank and Trust
bearing interest at 5.10% dated 12/31/96,
to be repurchased 1/02/97 in the amount of
$742,210 and collateralized by $730,000 U.S.
Treasury Notes, 7.25% due 2/15/98, value
$761,938 (cost $742,000)                       $742,000              $  742,000


OTHER ASSETS LESS LIABILITIES - 0.65%                                    42,794
                                                                      ---------

NET ASSETS - 100.00%                                                 $6,619,298

$   Step bond.
#   Sale restricted to qualified institutional investors.
*   Defaulted Security.
@   Non-income producing security.
&   Payment-in-kind security.
(1) A unit consists of $1,000 par value 13.00%, Sr. Subordinated Notes, 10/01/06 and 1 warrant.
(2) A unit consists of $1,000 par value 13.50%, Subordinated Notes, 8/15/06 and 1 warrant.
(3) A unit consists of $1,000 par value 12.00%, Sr. Discount Notes, 12/15/06 and 1 warrant.
(4) Private placement.

    The accompanying notes are an integral part of the financial statements.

NORTHSTAR VARIABLE TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                    NORTHSTAR    NORTHSTAR      NORTHSTAR
                                                                    NORTHSTAR      INCOME AND   MULTI-SECTOR    HIGH YIELD
                                                                   GROWTH FUND     GROWTH FUND   BOND FUND      BOND FUND
                                                              ------------------------------------------------------------
ASSETS:
Investments in securities at value (cost $13,475,738,
$10,783,026, $5,252,417 and $5,535,573, respectively)......        $14,649,253    $11,604,425    $5,456,654     $5,834,504
Repurchase agreements......................................          1,214,000      1,068,000       780,000        742,000
Cash.......................................................                173            504           610            486
Receivable for shares of beneficial interest sold..........            399,862         19,972        12,837              0
Dividends and interest receivable..........................              9,110         64,474        66,814         70,521
Prepaid expenses...........................................              1,463          1,557         1,465          1,480
Receivable for investments sold............................                  0        188,896             0              0
                                                              ------------------------------------------------------------
          Total Assets.....................................         16,273,861     12,947,828     6,318,380      6,648,991
                                                              ============================================================

LIABILITIES:
Payable for investments purchased..........................            681,638         25,584             0              0
Custodian and fund accounting fees payable.................              9,688          9,168         7,370          7,903
Management fees payable....................................              8,850          8,046         3,814          4,075
Audit fees payable.........................................              5,925          5,763         5,804          5,860
Administrative services fees payable ......................              1,180          1,073           509            543
Payable for fund shares repurchased........................                 18        315,386        17,635            106
Income distribution payable................................                  0              0         4,446          8,934
Other liabilities..........................................              2,830          3,653         2,005          2,272
                                                              ------------------------------------------------------------
          Total Liabilities................................            710,129        368,673        41,583         29,693
                                                              ============================================================
NET ASSETS                                                         $15,563,732    $12,579,155    $6,276,797     $6,619,298
                                                              ============================================================

NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of beneficial interest, $.01 par
value outstanding (unlimited shares authorized)............        $14,341,240    $11,710,202    $6,072,471     $6,325,285
Undistributed (overdistributed) net investment income......              7,314              0             0              0
Accumulated net realized gain (loss) on investments........             41,663         47,554            89         (4,918)
Net unrealized appreciation of investments.................          1,173,515        821,399       204,237        298,931
                                                              ------------------------------------------------------------
          NET ASSETS.......................................        $15,563,732    $12,579,155    $6,276,797     $6,619,298
                                                              ============================================================

Net Asset Value Per Share ($15,563,732/1,105,209 shares
$12,579,155/1,073,680 shares, $6,276,797/1,195,865
shares, and $6,619,298/1,255,771 shares, respectively).....             $14.08         $11.72         $5.25          $5.27



    The accompanying notes are an integral part of the financial statements.

NORTHSTAR VARIABLE TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                 NORTHSTAR      NORTHSTAR      NORTHSTAR
                                                                    NORTHSTAR    INCOME AND    MULTI-SECTOR   HIGH YIELD
                                                                   GROWTH FUND  GROWTH FUND     BOND FUND      BOND FUND
                                                              ----------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $57, $455, $0, and $0,
respectively)..............................................         $  68,144  $   218,768      $   5,937      $   1,438
Interest (net of withholding tax of ($0, $0, $549, $(1,055),
respectively)..............................................            42,609      230,613        449,430        490,488
                                                              ==========================================================
Total investment income....................................           110,753      449,381        455,367        491,926
                                                              ==========================================================

EXPENSES:
Investment advisory and management fees....................           57,245       75,425         37,217         38,770
Custodian and fund accounting fees.........................           34,984       37,275         27,763         31,567
Audit fees.................................................           13,733        9,975         10,016         10,094
Proxy expense..............................................           11,143        2,146              0              0
Administrative services fees...............................            7,633       10,057          4,962          5,169
Printing expense...........................................            3,854        4,754          2,309          2,892
Insurance expense..........................................              211          452            216            281
Trustee fees and expenses..................................               76          199            176             88
Miscellaneous expenses.....................................              930          785            649            648
                                                              ==========================================================
                                                                     129,809      141,068         83,308         89,509
Less expenses reimbursed by investment advisor.............           68,758       60,664         43,785         48,170
                                                              ==========================================================
          Total expenses...................................           61,051       80,404         39,523         41,339
                                                              ----------------------------------------------------------
Net investment income......................................           49,702      368,977        415,844        450,587
                                                              ----------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments...........................           46,193      875,927        125,074        141,662
Net change in unrealized appreciation of investments.......          824,112      211,159         97,621        177,347
                                                              ----------------------------------------------------------
          Net realized and unrealized gain of investments..          870,305    1,087,086        222,695        319,009
                                                              ----------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........         $920,007   $1,456,063       $638,539       $769,596
                                                              ==========================================================



    The accompanying notes are an integral part of the financial statements.

NORTHSTAR VARIABLE TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                    NORTHSTAR     NORTHSTAR     NORTHSTAR
                                                                   NORTHSTAR        INCOME AND  MULTI-SECTOR    HIGH YIELD
                                                                  GROWTH FUND      GROWTH FUND    BOND FUND     BOND FUND
                                                             -------------------------------------------------------------
FROM OPERATIONS:

   Net investment income...................................     $    49,702      $   368,977    $  415,844    $  450,587
   Net realized gain on investments........................          46,193          875,927       125,074       141,662
   Net change in unrealized appreciation of investments....         824,112          211,159        97,621       177,347
                                                             -------------------------------------------------------------
      Increase in net assets resulting from operations.....         920,007        1,456,063       638,539       769,596

FROM DIVIDENDS TO SHAREHOLDERS:
   Net investment income...................................         (53,026)        (375,181)     (418,626)     (454,312)
   Net realized gain on investments........................         (42,112)        (827,993)     (111,901)     (103,694)
                                                             -------------------------------------------------------------
                                                                    (95,138)      (1,203,174)     (530,527)     (558,006)
                                                             -------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares........................      13,457,465        5,570,265     3,341,543     2,731,211
   Net asset value of shares issued to
      shareholders in reinvestment of dividends............          95,138        1,203,174       526,080       549,072
                                                             -------------------------------------------------------------
                                                                 13,552,603        6,773,439     3,867,623     3,280,283
   Cost of shares redeemed.................................      (2,627,034)      (1,857,666)   (1,464,570)   (1,646,044)
                                                             -------------------------------------------------------------
   Net increase in net assets derived from capital
      share transactions...................................      10,925,569        4,915,773     2,403,053     1,634,239


                                                             -------------------------------------------------------------
Net increase in net assets.................................      11,750,438        5,168,662     2,511,065     1,845,829


NET ASSETS:
Beginning of year..........................................       3,813,294        7,410,493     3,765,732     4,773,469
                                                             -------------------------------------------------------------
End of year (including undistributed (overdistributed)
      net investment income of $7,314, $0, $0, $0
      respectively)........................................     $15,563,732      $12,579,155    $6,276,797    $6,619,298
                                                             =============================================================


   The  accompanying notes are an integral part of the financial statements.

NORTHSTAR VARIABLE TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                                 NORTHSTAR        NORTHSTAR      NORTHSTAR
                                                                   NORTHSTAR     INCOME AND     MULTI-SECTOR     HIGH YIELD
                                                                  GROWTH FUND   GROWTH FUND       BOND FUND      BOND FUND
                                                             --------------------------------------------------------------
FROM OPERATIONS:

   Net investment income...................................      $   56,353    $  194,756       $  272,392     $  393,818
   Net realized gain (loss) on investments.................         283,906       170,332         (10,020)       (46,687)
   Net change in unrealized appreciation of investments....         338,855       642,622          185,291        281,787
                                                             --------------------------------------------------------------
      Increase in net assets resulting from operations.....         679,114     1,007,710          447,663        628,918

FROM DIVIDENDS TO SHAREHOLDERS:
   Net investment income...................................         (52,710)     (195,505)        (269,960)      (387,799)
   Net realized gain on investments........................        (235,625)     (163,759)               0              0
                                                             --------------------------------------------------------------
                                                                   (288,335)     (359,264)        (269,960)      (387,799)
                                                             --------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares........................         468,249     3,826,113          951,319      1,731,908
   Net asset value of shares issued to
      shareholders in reinvestment of dividends............         288,334       364,564          271,848        395,812
                                                             --------------------------------------------------------------
                                                                    756,583     4,190,677        1,223,167      2,127,720
   Cost of shares redeemed.................................         (35,007)   (1,023,212)        (351,281)      (183,528)
                                                             --------------------------------------------------------------
   Net increase in net assets derived from capital
      share transactions...................................         721,576     3,167,465          871,886      1,944,192


                                                             --------------------------------------------------------------
Net increase in net assets.................................       1,112,355     3,815,911        1,049,589      2,185,311

NET ASSETS:
Beginning of year..........................................       2,700,939     3,594,582        2,716,143      2,588,158
                                                             --------------------------------------------------------------
End of year (including undistributed (overdistributed)
      net investment income of $3,583, $(275), $2,782,
      and $3,725,respectively).............................      $3,813,294    $7,410,493       $3,765,732     $4,773,469
                                                             ==============================================================


    The accompanying notes are an integral part of the financial statements.

NORTHSTAR VARIABLE TRUST
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD



                NET ASSET                   NET REALIZED                  DIVIDENDS      DISTRIBUTION
                  VALUE,         NET        & UNREALIZED    TOTAL FROM   DECLARED FROM     DECLARED
               BEGINNING OF   INVESTMENT   GAIN (LOSS) ON   INVESTMENT    NET INVEST-      FROM NET         TOTAL
PERIOD ENDED     PERIOD        INCOME       INVESTMENTS     OPERATIONS    MENT INCOME   REALIZED GAINS   DISTRIBUTIONS
------------   ------------   ----------   --------------   ----------   -------------  --------------   -------------
NORTHSTAR GROWTH FUND

5/06/94-
12/31/94        $10.00          $0.16          $0.19          $0.35         ($0.16)         ($0.15)         ($0.31)
12/31/95         10.04           0.20           2.27           2.47          (0.19)          (0.76)          (0.95)
12/31/96         11.56           0.08           2.57           2.65          (0.09)          (0.04)          (0.13)


NORTHSTAR INCOME AND GROWTH FUND

5/06/94-
12/31/94         10.00           0.20          (0.01)          0.19          (0.20)          (0.07)          (0.27)
12/31/95          9.92           0.37           1.73           2.10          (0.37)          (0.26)          (0.63)
12/31/96         11.39           0.40           1.15           1.55          (0.41)          (0.81)          (1.22)


NORTHSTAR MULTI-SECTOR BOND FUND

5/06/94-
12/31/94          5.00           0.23          (0.15)          0.08          (0.23)          (0.00)          (0.23)
12/31/95          4.85           0.42           0.29           0.71          (0.42)          (0.00)          (0.42)
12/31/96          5.14           0.41           0.21           0.62          (0.41)          (0.10)          (0.51)


NORTHSTAR HIGH YIELD BOND FUND

5/06/94-
12/31/94          5.00           0.28          (0.31)         (0.03)         (0.28)          (0.00)          (0.28)
12/31/95          4.69           0.50           0.34           0.84          (0.49)          (0.00)          (0.49)
12/31/96          5.04           0.45           0.32           0.77          (0.45)          (0.09)          (0.54)


* For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

(1) Annualized

   The  accompanying  notes are an integral part of the financial statements.


                                                           RATIO OF
                                                           EXPENSE      RATIO OF NET
                                             RATIO OF     REIMBURSE-     INVESTMENT
NET ASSET                    NET ASSETS,    EXPENSES TO    MENT TO       INCOME TO
VALUE, END                  END OF PERIOD   AVERAGE NET   AVERAGE NET   AVERAGE NET    PORTFOLIO    AVERAGE
OF PERIOD    TOTAL RETURN     (000'S)          ASSETS       ASSETS        ASSETS        TURNOVER   COMMISSIONS*
----------   ------------   -------------   -----------   -----------   ------------   ---------   -----------
 $10.04           3.47%         $2,701        1.00%(1)       1.45%(1)      2.31%(1)        61%         N/A
  11.56          24.78           3,813        0.80           1.24          1.77           123          N/A
  14.08          22.99          15,564        0.80           0.90          0.65           161      $0.0414


   9.92           2.02           3,595        1.00 (1)       1.43 (1)      3.11 (1)        45          N/A
  11.39          21.39           7,410        0.80           0.94          3.63            74          N/A
  11.72          13.80          12,579        0.80           0.60          3.67           129       0.0401

   4.85           1.41           2,716        1.00 (1)       1.41 (1)      7.03 (1)        29          N/A
   5.14          14.97           3,766        0.80           1.26          8.52            83          N/A
   5.25          12.53           6,277        0.80           0.88          8.38           121         0.00

   4.69          (0.95)          2,588        1.00 (1)       1.55 (1)      8.62 (1)        62          N/A
   5.04          18.55           4,773        0.80           1.31         10.61           157          N/A
   5.27          15.75           6,619        0.80           0.93          8.72           159       0.0547


   The accompanying notes are an integral part of the financial statements.

NORTHSTAR VARIABLE TRUST
Notes to Financial Statements - December 31, 1996

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. The Northstar Variable Trust, (formerly Northstar/NWNL Trust), is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993. The names of the four investment series which comprise the Trust (the "Funds") and their respective investment objectives are set forth below. Each Fund commenced offering shares on May 6, 1994.

            NORTHSTAR GROWTH FUND ("GROWTH FUND") is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that the Adviser believes provide above average potential for capital appreciation.

            NORTHSTAR INCOME AND GROWTH FUND ("INCOME AND GROWTH FUND") is a diversified portfolio with the investment objective of current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in a diversified group of securities selected for their prospects of current yield and capital appreciation.

            NORTHSTAR MULTI-SECTOR  BOND  FUND  ("MULTI-SECTOR   FUND")  is  a
            diversified portfolio whose investment objective is to maximize current income. The Fund seeks to achieve its objective by investing in U.S. Government Bonds, Foreign Government Bonds, Investment Grade Bonds and High Yield Bonds, each as defined in the Prospectus for the Trust.

            NORTHSTAR HIGH YIELD BOND FUND ("HIGH YIELD FUND") is a diversified portfolio whose investment objective is to seek high income. The Fund invests primarily in a diversified group of high yield, high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

SECURITY VALUATION. Equity securities are valued at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTION TO SHAREHOLDERS. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accrued, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Dividends from net investment income were declared and paid quarterly by the Funds. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Distributions to shareholders from net investment income and net realized gain from security transactions are reinvested at net asset value by each Fund on the ex-dividend date. The funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting
principles.   As  of  December  31,  1996,  the  following   amounts  have  been
reclassified:


                            Undistributed             Accumulated Net
                        Net Investment Income   Realized Gain on Investment   Paid-in-Capital
                        ---------------------   ---------------------------   ---------------
Growth Fund                     7,055                     (7,055)                    0
Income and Growth Fund          6,479                      (388)                  (6,091)
High Yield Bond Fund              0                        5,095                  (5,095)

These reclassifications did not affect net investment income, net realized gain on investments, or net assets for the year ended December 31, 1996.

REPURCHASE AGREEMENTS. The Funds' custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a marked-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

FEDERAL INCOME TAXES. The Trust intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision is required.

ORGANIZATION COSTS. Costs incurred by the Trust in connection with its organization of each Fund have been deferred and are being amortized over a period of five years from the date the Funds commenced operations.

NOTE 2. INVESTMENT ADVISER AND ADMINISTRATOR.
Northstar Investment Management Corporation (the "Adviser") serves as each Fund's investment adviser. Each Fund pays the Adviser an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets. For the year ended December 31, 1996, the Adviser earned $208,657 in investment advisory fees. Northstar Administrators Corporation (the "Administrator"), an affiliate of the Adviser, serves as each Fund's administrator. Each Fund pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets. For the fiscal year ended December 31, 1996, the Administrator earned $27,821 in administrative fees. The Adviser has agreed that if a Fund's total operating expenses exceed 0.80% annually, the Adviser will reimburse the Fund for amounts in excess of such limit. For the year ended December 31, 1996, the Adviser has reimbursed the Growth Fund $68,758, the Income and Growth Fund $60,664, the Multi-Sector Fund $43,785 and the High Yield Fund $48,170. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadvisor to the Growth Fund pursuant to a Subadvisory Agreement dated February 1, 1996, between the Adviser and Navellier. For its services, Navellier receives an annual fee from the advisor equal to 0.48% of the average daily net assets of the Fund. For the period February 1, 1996 through December 31, 1996, Navellier received $16,648 in subadvisory fees from the Adviser.

NOTE 3.  PURCHASES AND SALE OF INVESTMENT SECURITIES
The aggregate cost of purchases, and proceeds from sales of investments (excluding short-term investments) for the twelve months ended December 31, 1996 were as follows:


                                             INCOME AND
                             GROWTH FUND     GROWTH FUND   MULTI-SECTOR FUND  HIGH YIELD FUND
                             -----------     -----------   -----------------  ---------------
Aggregate Purchases          $21,746,287     $15,655,775     $7,004,009         $8,042,616

Aggregate Sales               11,419,253      11,934,716      5,426,095          7,204,585


U.S. Government Securities included above were as follows:

Aggregate Purchases                   $0      $2,226,299     $2,293,840           $493,554

Aggregate Sales                        0       2,752,861      1,335,985            500,000


NOTE 4. PORTFOLIO SECURITIES (TAX BASIS) The cost of securities for federal income tax purposes and the aggregate appreciation and depreciation of securities at December 31, 1996 were as follows:


                                             INCOME AND
                             GROWTH FUND     GROWTH FUND   MULTI-SECTOR FUND  HIGH YIELD FUND
                             -----------     -----------   -----------------  ---------------
Cost (tax basis)             $13,475,738     $10,783,026     $5,252,417         $5,535,573
                             -----------     -----------     ----------         ----------

Appreciated Securities         1,416,764       1,061,703        249,853            437,044

Depreciated Securities          (243,249)       (240,304)       (45,616)          (138,113)
                             -----------     -----------     ----------         ----------

Net Unrealized Appreciation  $ 1,173,515     $   821,399     $  204,237         $  298,931
                             -----------     -----------     ----------         ----------

NOTE 5.  CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of each Fund for the year ended December 31, 1996 were as follows:


                                        INCOME AND
                         GROWTH FUND    GROWTH FUND   MULTI-SECTOR FUND   HIGH YIELD FUND
                         -----------    -----------   -----------------   ---------------
Shares Sold                 968,805        476,604         641,205           519,989

Reinvested Dividends          6,917        102,180         100,988           105,109

Shares Repurchased         (200,241)      (155,956)       (278,987)         (315,859)
                          ---------     ----------     -----------        ----------

Net Increase                775,481        422,828         463,206           309,239
                          ---------     ----------     -----------        ----------


Transactions in capital shares of each Fund for the year ended December 31, 1995 were as follows:


                                        INCOME AND
                         GROWTH FUND    GROWTH FUND   MULTI-SECTOR FUND   HIGH YIELD FUND
                         -----------    -----------   -----------------   ---------------
Shares Sold                  38,726        354,306         189,321           351,466

Reinvested Dividends         25,089         32,124          53,452            79,938

Shares Repurchased           (2,987)       (97,818)        (70,223)          (37,102)
                         ----------     ----------     -----------        ----------
Net Increase                 60,828        288,612         172,550           394,302
                         ----------     ----------     -----------        ----------


NOTE 6.  CREDIT RISK AND DEFAULTED SECURITIES
Although the Funds have a diversified portfolio, the High Yield Bond Fund had 76.28% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1996, the High Yield Bond Fund held Burlington Motor Holdings, Inc. a security in default. The value of this security represented $2,375 or 0.036% of the High Yield Bond Fund's net assets. For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 7. MANAGEMENT'S USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date(s) of financial statements and the reported amounts of income and expenses during the reporting period(s). Actual results could differ from those estimates.

                            NORTHSTAR VARIABLE TRUST
                       Report of Independent Accountants


To The Shareholders and Trustees
of Northstar Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Northstar Variable Trust (formerly Northstar/NWNL Trust), comprising Northstar Growth Fund, Northstar Income and Growth Fund, Northstar Multi-Sector Bond Fund, and Northstar High Yield Bond Fund, as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Northstar Variable Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.
New York, New York
January 31, 1997